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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                         ------------------------------

                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

                         ------------------------------


        Date of Report (Date of earliest event reported): March 21, 2007


                        PROVIDENT BANKSHARES CORPORATION
               (Exact name of registrant as specified in charter)


       MARYLAND                     0-16421                   52-1518642
    (State or other               (Commission                (IRS Employer
    jurisdiction of               File Number)             Identification No.)
    incorporation)

              114 EAST LEXINGTON STREET, BALTIMORE, MARYLAND 21202 (Address of principal executive offices, including zip code)

       Registrant's telephone number, including area code: (410) 277-7000

                                 NOT APPLICABLE
          (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act
    (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act
    (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))




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ITEM 1.01     ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT
              ------------------------------------------

             On March 21, 2007, the Board of Directors of Provident Bankshares Corporation ("Provident") approved the recommendations of Provident's Compensation Committee with respect to the adoption of the Provident Bank 2007 Executive Incentive Plan (the "EIP").

         Under the EIP, an annual incentive bonus may be paid to eligible executives in part based upon the financial performance of Provident and in part based upon the individual performance of the executive. The corporate performance-based goals are dependent upon the achievement of earnings per share
(EPS) and return on equity (ROE) targets established by the Compensation Committee, each of which represents 50% of the available corporate performance-based award. For the corporate performance-based portion of an annual incentive bonus award, after-tax EPS and ROE targets for the upcoming year are established: threshold, budget and maximum.

         The Compensation Committee sets or approves a percentage of base salary eligible to be received as annual incentive compensation at each of the threshold, budget and maximum targets. The percentage of base salary eligible to be received by an individual under the EIP ranges from 30% to 90% of the individual's salary at the end of the fiscal year for which the annual incentive compensation is to be paid. If EPS and ROE reach the threshold, budget or maximum targets, participants will automatically receive 75% of the designated percentage of base salary as corporate performance-based annual incentive compensation. In the event that EPS and ROE are less than the threshold, no corporate performance-based annual incentive compensation is payable. If only after-tax EPS or after-tax ROE reaches its respective threshold, budget or maximum target, then participants will automatically receive 37.5% of the designated percentage of base salary as corporate performance-based annual incentive compensation. The remaining 25% of the annual incentive bonus award is discretionary based on individual performance as compared to established goals, namely: management of Provident with emphasis on development and retention of key personnel; implementation of new initiatives; financial progress in addition to net earnings; and risk management.

         The Compensation Committee reviews the terms of the EIP each year to assure that, in operation, it is furthering the Committee's compensation policy objectives. Payment of all or any part of the annual incentive compensation earned under the EIP may be deferred.

ITEM 9.01     FINANCIAL STATEMENTS AND EXHIBITS
              ---------------------------------

              Exhibit 10.1  Form of Provident Bank 2007 Executive Incentive Plan







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                                   SIGNATURES

                  Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                       PROVIDENT BANKSHARES CORPORATION



                                       /s/ Robert L. Davis
                                       ----------------------------------------
                                       Robert L. Davis
                                       General Counsel and Corporate Secretary

Date: March 26, 2007



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                                  EXHIBIT LIST
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Exhibit No.                Description
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  10.1                     Form of Provident Bank 2007 Executive Incentive Plan









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